UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 21, 2014

SUMMIT HOTEL PROPERTIES, INC. (Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
(512) 538-2300
(Registrants’ telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2014, the Board of Directors (the “Board”) of Summit Hotel Properties, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Jeffrey W. Jones and Kenneth J. Kay as directors of the Company.  The Board has determined, based on the recommendation of the Nominating and Corporate Governance Committee, that each appointee is independent in accordance with the applicable rules of the New York Stock Exchange.  In connection with Messrs. Jones and Kay appointments, the size of the Board was increased from six to seven.  The two new directors join Kerry W. Boekelheide, the Company’ s Executive Chairman of the Board, Daniel P. Hansen, the Company’s President and Chief Executive Officer, Bjorn R. L. Hanson, Thomas W. Storey and Wayne W. Wielgus as members of the Board.

Mr. Jones will serve on the Audit and the Nominating and Corporate Governance Committees of the Board.  Mr. Kay will serve on the Audit and the Compensation Committees of the Board.  The Board, on the recommendation of the Nominating and Corporate Goverance Committee, has determined that each of the appointees meets the requirements for serving on such committees.  The following table depicts the composition of the Audit, Compensation and Nominating and Corporate Governance Committees of the Company following the appointment of Messrs. Jones and Kay to the Board.

Director	Audit	Compensation	Nominating and Corporate Governance
Bjorn R. L. Hanson	✓(Chair)	✓	✓
Wayne W. Wielgus		✓(Chair)	✓
Thomas W. Storey	✓		✓(Chair)
Jeffrey W. Jones	✓		✓
Kenneth J. Kay	✓	✓

Messrs. Jones and Kay will participate in the Company’s non-employee director compensation programs.  On July 21, 2014, Messrs. Jones and Kay each received a stock award pursuant to the Company’s 2011 Equity Incentive Plan, consisting of 5,984 fully vested shares of the Company’s common stock. The Company has entered into an indemnification agreement with each of Messrs. Jones and Kay in the form entered into with other directors and executive officers of the Company.

Item 7.01.    Regulation FD Disclosure.

On July 21, 2014, the Company issued a press release announcing the appointment of Messrs. Jones and Kay to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.    Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued July 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

		By:	/s/ Christopher R. Eng
Christopher R. Eng
Senior Vice President, General Counsel,
Date:	July 21, 2014		Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 21, 2014.